SECOND AMENDMENT
                                       to
             FOURTH AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT
                                      among
                  NATIONSBANK, N.A., as "Administrative Agent"
                                       and
                                NATIONSBANK, N.A.
                                       and
             THE OTHER LENDERS LISTED ON THE SIGNATURE PAGES HEREOF,
                                  as "Lenders"
                                       and
                               DT INDUSTRIES, INC.
                                       and
            THE OTHER BORROWERS LISTED ON THE SIGNATURE PAGES HEREOF,
                                 as "Borrowers"



     This SECOND AMENDMENT to FOURTH AMENDED AND RESTATED CREDIT FACILITIES AGREEMENT (this "Amendment") is entered into as of April 30, 1998, by and among DT INDUSTRIES, INC., a Delaware corporation, DT INDUSTRIES (UK) II LIMITED, ASSEMBLY TECHNOLOGIE & AUTOMATION GMBH, KALISH CANADA INC., and DT CANADA INC. (separately and collectively, "Borrower"), NATIONSBANK, N.A. ("NationsBank"), as administrative agent ("Administrative Agent"), and the Lenders.


                                    RECITALS:

A. Borrowers, Administrative Agent, and Lenders are party to that certain Fourth Amended and Restated Credit Facilities Agreement dated as of July 21, 1997, as amended by that certain First Amendment thereto dated as of December 31, 1997 (the "Original Loan Agreement").

B. DT Industries, Inc. (referred to herein and in the Original Loan Agreement as "Domestic Borrower") has created a wholly-owned direct Subsidiary called DT Resources, Inc. which is a "Significant Subsidiary" under the Original Loan Agreement but which does not intend to guaranty any of the Loan Obligations.

C. Detroit Tool Metal Products Co., a wholly-owned Subsidiary of Domestic Borrower and a Covered Person, intends to sell all of the assets of its knitting elements division to Hit Groep BV for total consideration of approximately $9,400,000 on or about April 30, 1998.

D. Borrower desires to enter into industrial revenue bond financing from time to time.

E. The Required Lenders have agreed to amend the Original Loan Agreement to permit the transactions described in paragraphs B, C, and D above, on the terms and conditions contained herein.


                                    AMENDMENT

Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, Borrower and Lenders hereby amend the Original Loan Agreement as follows:

DEFINITIONS. Capitalized terms used and not otherwise defined herein have the meanings given them in the Loan Agreement. All references to the "Agreement" or the "Loan Agreement" in the Original Loan Agreement and in this Amendment shall be deemed to be references to the Original Loan Agreement as it is amended hereby and as it may be further amended, restated, extended, renewed, replaced, or otherwise modified from time to time.

CONDITIONS TO EFFECTIVENESS OF AMENDMENT. This Amendment shall become effective as of April 30, 1998 (the "Amendment Effective Date"), but only if this Amendment has been executed by Borrower and the Required Lenders and each of the documents and requirements listed in Exhibit 2 hereto have been duly executed, delivered, and/or satisfied, as applicable, in form and substance satisfactory to Administrative Agent and Required Lenders.

3.   AMENDMENTS TO ORIGINAL LOAN AGREEMENT.

     DISPOSAL OF PROPERTY. Section 14.6 of the Original Loan Agreement is hereby amended by inserting the following words after the words "in the aggregate": "except for the sale by Detroit Tool Metal Products Co. of the assets of its knitting elements division of Hit Groep BV on or about April 30, 1998 for a total sale price of approximately $9,400,000 provided that all of the proceeds of such sale, net of all transaction costs, are promptly paid to Administrative Agent for the ratable benefit of the Lenders, to be applied to the Revolving Loan and provided that such sale is consummated on or before May 29, 1998, and except for lease or sale and leaseback transactions undertaken in connection with Section 14.2.6 of this Agreement."

     INDEBTEDNESS. Section 14.2 of the Original Loan Agreement is hereby amended by inserting the following Section 14.2.6:

          "14.2.6. Indebtedness of any Covered Person, other than German Borrower, UK Borrower, or Canadian Borrowers with respect to the proceeds of issued bonds on which the interest is tax exempt under
          Section 103 of the Code,  so long as the  aggregate  principal  amount outstanding with respect thereto does not at any time exceed $15,000,000."

     SECURITY INTERESTS. Section 14.4.9 of the Original Loan Agreement is hereby
     amended   by   replacing   the   figure   "$20,000,000"   with  the  figure
     "$25,000,000".

WAIVER. Lenders hereby waive the requirement imposed by Section 8.3 or any other provision of the Loan Agreement which would require DT Resources, Inc. to guaranty any of the Loan Obligations.

EFFECT OF AMENDMENT. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Administrative Agent or Lenders under the Loan Agreement or any of the other Loan Documents, nor constitute a waiver of any provision of the Loan Agreement, any of the other Loan Documents or any existing Default or Event of Default, nor act as a release or subordination of the Security Interests of Administrative Agent or Lenders under the Security Documents. Each reference in the Loan Agreement to "the Agreement", "hereunder", "hereof", "herein", or words of like import, shall be read as referring to the Loan Agreement as amended by this Amendment.

REAFFIRMATION. Borrower hereby acknowledges and confirms that (i) except as expressly amended hereby the Loan Agreement remains in full force and effect,
(ii) the Loan Agreement is in full force and effect, (iii) Borrower has no defenses to its obligations under the Loan Agreement and the other Loan Documents, and (iv) the Security Interests of Administrative Agent and Lenders under the Security Documents secure all the Loan Obligations under the Loan Agreement as amended by this Amendment, continue in full force and effect and have the same priority as before this Amendment.

GOVERNING LAW. This Amendment has been executed and delivered in St. Louis, Missouri, and shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

SECTION TITLES. The section titles in this Amendment are for convenience of reference only and shall not be construed so as to modify any provisions of this Amendment.

COUNTERPARTS; FACSIMILE TRANSMISSIONS. This Amendment may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Signatures to this Amendment may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

INCORPORATION BY REFERENCE. Lenders and Borrower hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Amendment by this reference.

STATUTORY NOTICE. The following notice is given pursuant to Section 432.045 of the Missouri Revised Statutes; nothing contained in such notice will be deemed to limit or modify the terms of the Loan Documents or this Amendment:

     ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

BORROWER AND LENDERS HEREBY AFFIRM THAT THERE IS NO UNWRITTEN ORAL CREDIT AGREEMENT BETWEEN BORROWER AND LENDERS WITH RESPECT TO THE SUBJECT MATTER OF THIS AMENDMENT.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first above written.

DT INDUSTRIES, INC. a Delaware             KALISH CANADA INC., a New Brunswick,
Corporation                                Canada corporation


By: /s/ Bruce P. Erdel                     By: /s/ Bruce P. Erdel
   ----------------------------------          ---------------------------------
   Bruce P. Erdel, Vice President -            Bruce P. Erdel, Vice President,
   Finance and Secretary                       Treasurer, and Secretary



DT CANADA INC. a New Brunswick,            ASSEMBLY TECHNOLOGIE & AUTOMATION
Canada corporation                         GMBH, a German limited liability
                                           company


By: /s/ Bruce P. Erdel                     By: /s/ Bruce P. Erdel
   ----------------------------------          ---------------------------------
   Bruce P. Erdel, Vice President,             Bruce P. Erdel,
   Treasurer and Secretary                     Geschaftsfuhrer



DT INDUSTRIES (UK) II LIMITED, a
corporation of England and Wales


By: /s/ Bruce P. Erdel
   ----------------------------------
   Bruce P. Erdel, Director

NATIONSBANK, N.A., as Administrative       DRESDNER BANK AG NEW YORK AND
Agent and a Lender                         GRAND CAYMAN BRANCHES


By: /s/ Michael F. Murphy                  By: /s/ John W. Sweeney
   ----------------------------------          ---------------------------------
   Michael F. Murphy                           John W. Sweeney
   Vice President                              Assistant Vice President


                                           By: /s/ Brigitte Sachin
                                               ---------------------------------
                                               Brigitte Sachin
                                               Assistant Treasurer



THE BANK OF NEW YORK                       THE BANK OF NOVA SCOTIA


By: /s/ William A. O'Daly                  By: /s/ F.C.H. Ashby
   ----------------------------------          ---------------------------------
   William A. O'Daly                           F.C.H. Ashby
   Vice President                              Senior Manager Loan Operations



THE SAKURA BANK, LIMITED                   BANK OF TOKYO-MITSUBISHI
                                           NEW YORK BRANCH


By:                                        By: /s/ Friedrich N. Wilms
   ----------------------------------          ---------------------------------
   Name:                                       Friedrich N. Wilms
   Title:                                      Attorney-In-Fact

THE LONG-TERM CREDIT BANK OF               THE SUMITOMO BANK, LIMITED
JAPAN, LTD.


By: /s/ Armund J. Schoen, Jr.              By: /s/ J. H. Broadley
   ----------------------------------          ---------------------------------
   Armund J. Schoen, Jr.                       J. H. Broadley
   Senior Vice President                       Vice President
                                               N.Y. Office


                                           By: /s/ Brian M. Smith
                                               ---------------------------------
                                               Brian M. Smith
                                               Senior Vice President &
                                               Regional Manager (East)



NATIONAL CITY BANK


By: /s/ Barry C. Robinson
   ----------------------------------
   Barry C. Robinson
   Vice President

                                    EXHIBIT 2

                           DOCUMENTS AND REQUIREMENTS


1.   Second Amendment to Loan Agreement

2.   Stock Pledge Agreement executed by DT Industries, Inc. with respect to 100%
     of  the  capital  stock  of  DT  Resources,   Inc.,   with  original  stock
     certificates and stock powers executed in blank

3.   Good Standing Certificate for DT Resources, Inc.

4. Secretary's Certificate for DT Resources, Inc., certifying Articles of Incorporation, Bylaws, and Incumbency.